Exhibit 10.2

Certain information marked as [***] has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

MEIRAGTX MANUFACTURING LIMITED DEED OF AMENDMENT TO FRAMEWORK AGREEMENT Dated as of April 20, 2026

This DEED is dated April 20, 2026 and is made by and among:

PARTIES

(1)

MeiraGTx Manufacturing Limited, a private company limited by shares incorporated in England with company number 16128294, whose registered office is at 92 Britannia Walk, London, England, N1 7NQ (the “Company”);

(2)	MeiraGTx Limited, a private company limited by shares incorporated in England with company number 09501998, whose registered office is at 92 Britannia Walk, London, England, N1 7NQ (“MeiraGTx”); and
(3)

Hologen Limited, a non-cellular company limited by shares incorporated in Guernsey with company number 74905 whose registered office is at 1st Floor, Royal Chambers, St. Julian’s Avenue, St. Peter Port, GY1 3JX, Guernsey (“Hologen”),

(each a “Party” and together the “Parties”).

BACKGROUND

(A)	The Parties entered into a framework agreement dated March 9, 2025, as amended from time to time (the “Framework Agreement”).
(B)	The Parties wish to amend the Framework Agreement as set out in this deed with effect from the date of this deed (“Variation Date”).
1.	TERMS DEFINED IN THE AGREEMENT

In this deed, expressions defined in the Framework Agreement and used in this deed have the meaning set out in the Framework Agreement unless otherwise defined. The rules of interpretation set out in the Framework Agreement apply to this deed.

2.	VARIATION
2.1	With effect from the Variation Date, the Parties agree the following amendments to the Framework Agreement:

a)	Paragraph number 3 of the Recitals amended:

Paragraph 3 of the Recitals is amended to read as follows:

“WHEREAS, as a condition to Completion, Hologen shall acquire from MeiraGTx such number of Shares constituting [***] of the entire issued share capital of the Company (the “Pre-Completion Sale Shares”) in consideration for a payment of [***];”

b)	New paragraph number 4 added to the Recitals:

Following paragraph 3 of the Recitals, a new paragraph 4 is inserted:

“WHEREAS, subject to and conditional upon Completion, Hologen shall acquire from MeiraGTx such number of Shares constituting [***] of the entire issued share capital of the Company (the “Sale Shares”) in consideration for a payment of [***] (the “Hologen Acquisition”);”

c)	Paragraph number 5 (previously paragraph number 4) of the Recitals amended:

Paragraph 5 (previously paragraph number 4) of the Recitals is amended to read as follows:

“WHEREAS, following Completion and subject to and conditional upon completion of the Hologen Acquisition, MeiraGTx wishes to grant to Hologen an option (the “Hologen Option”) to acquire from MeiraGTx an additional number of Shares (the “Hologen Option Shares”) in consideration for a payment of [***] such that, upon exercise of the Option, Hologen shall hold in aggregate a number of Shares constituting forty percent (40%) of the entire issued share capital of the Company;”

d)	Section 1, definition of “Completion” amended:	The definition of “Completion” is amended to read as follows: ““Completion” means completion in accordance with Section 6.”
e)	Section 1, definition of “Foreign Investment Clearances” amended:

The definition of “Foreign Investment Clearances” is amended to read as follows:

““Foreign Investment Clearances” means the Secretary of State notifying the parties pursuant to Section 17(8) of the NSIA Act that no further action will be taken in relation to the matters described by this Agreement; or in the event that a call-in notice is given in relation to the matters described in this Agreement, the Secretary of State either giving a final notification that no further action will be taken in relation to the matters described under this Agreement under the NSIA Act or making a final order permitting Completion to proceed subject only to such remedies and requirements as are acceptable to the parties, and such order not being revoked or varied before Completion.”
f)	Section 1, definition of “Hologen Option Termination Date” amended:

The definition of “Hologen Option Termination Date” is amended to read as follows:

““Hologen Option Termination Date” means the twelve (12) months anniversary of the date that the Hologen Acquisition completes.”

g)	Section 1, definition of “MeiraGTx Option Termination Date” amended:	The definition of “MeiraGTx Option Termination Date” is amended to read as follows: ““MeiraGTx Option Termination Date” means the third (3rd) anniversary of the MeiraGTx Option Effective Date.”
h)	Section 1, a new definition of “Pre-Completion Sale Shares” added:	Following the definition of “Person”, a new definition is inserted: ““Pre-Completion Sale Shares” is defined in the Recitals.”
i)	Section 1, a new definition of “Pre-Completion Share Purchase Agreement” added:

Following the definition of “Pre-Completion Sale Shares”, a new definition is inserted:

““Pre-Completion Share Purchase Agreement” means the share purchase agreement, in substantially the form provided in Schedule 4.1, between MeiraGTx and Hologen relating to the sale of the Pre-Completion Sale Shares from MeiraGTx.”

j)	Section 1, a new definition of “Pre-Completion Share Purchase Condition” added:	Following the definition of “Pre-Completion Share Purchase Agreement”, a new definition is inserted: ““Pre-Completion Share Purchase Condition” is defined in Section 4.1(e).”
k)	Section 1, definition of “Share Purchase Agreement” amended:

The definition of “Share Purchase Agreement” is amended to read as follows:

““Share Purchase Agreement” means the share purchase agreement, in substantially the form provided in Schedule 6.5, between MeiraGTx and Hologen relating to the sale of the Sale Shares from MeiraGTx.”

l)	Section 4.1 amended:	Section 4.1 is amended to read as follows: “Conditions. Completion is conditional on the following conditions being satisfied:

(a)completion of the Non-Manufacturing Business Carve-Out (the “Carve Out Condition”);

(b)all Foreign Investment Clearances shall have been obtained (the “Foreign Investment Clearances Condition”);

(c)[***];

(d)no law, injunction, order, or decree of any Governmental Entity or court is in effect which temporarily or permanently prohibits or enjoins the consummation of Completion in whole or a material portion thereof, and no Sanctions applying to any party, nor any of the Hologen Investors or the Hologen Financing Providers, which have the effect of making unlawful, prohibiting, or otherwise restricting Completion or the performance by any party of its obligations under this Agreement (including, for the avoidance of doubt, circumstances where a transfer of shares in the Company is prohibited or otherwise restricted); and

(e)completion of the purchase by Hologen of the Pre-Completion Sale Shares on the terms set out in the Pre-Completion Share Purchase Agreement (the “Pre-Completion Share Purchase Condition”),

(each of Section 4.1(a), Section 4.1(b), Section 4.1(c), Section 4.1(d) and Section 4.1(e) a “Condition” and together the “Conditions”).”

m)	Section 4.5 amended:	Section 4.5 is amended to read as follows: “Waiver of Conditions. [***]”
n)	Section 4.7 amended:

Section 4.7 is amended to read as follows:

“Notification of Satisfaction of Condition. Each party shall notify the other parties of the satisfaction of each of the Carve Out Condition, [***], the Foreign Investment Clearances Condition and the Pre-Completion Share Purchase Condition as soon as possible after such condition has been satisfied and in any event within [***] of such satisfaction.”

o)	Section 5.2 amended:

Section 5.2 is amended to read as follows:

“Effect from Completion. The following provisions of this Agreement are subject to, and will take effect from, Completion: Section 6.5 (Post-Completion Hologen Acquisition), Section 7 (Hologen Option), Section 8 (MeiraGTx Option), Section 10 (Funding),

Section 11.5 (Specific Limitations), Section 11.6 (Additional Members and Shares), Section 12  (Distributions and Allocations of Profit and Loss), Section 13 (Status, Rights and Powers of Members), Section 14 (Board of Directors and Investor Rights), Section 15 (Key Management Personnel), Section 18.2 (Inspection), Section 18.3 (Filings), Section 18.5 (Information Rights), Section 18 (Tax Matters), Section 19 (Transfer of Shares), Section 20 (Right of First Refusal; Right of Co-Sale; Preemptive Rights; and Drag-Along Rights), Section 21 (Dissolution of the Company), Section 22 (Indemnification) and Section 25 (Additional Covenants).”

p)	New Section 6.5 added:

A new Section 6.5 is inserted:

“6.5.  Post-Completion Hologen Acquisition. Subject to and conditional upon Completion, Hologen shall acquire the Sale Shares from MeiraGTx in consideration for a payment of [***] on the terms set out in the Share Purchase Agreement.  The purchase of the Sale Shares by Hologen pursuant to this Section 6.5 shall not be subject to the restrictions on the transfer of Shares set out in this Agreement (including Sections 19 and 20) or the Articles.”

q)	Section 7.1 amended:

Section 7.1 is amended to read as follows:

“Hologen Option Grant.  Subject to and conditional upon Completion having occurred and Hologen having complied with its obligations under this Agreement (including the obligation to complete the Hologen Acquisition and comply with its funding obligations under Section 10), MeiraGTx grants Hologen the exclusive, irrevocable option, on the terms and conditions set forth in this Agreement, to purchase the Hologen Option Shares in consideration for a payment of [***] on the terms set out in the Hologen Option Share Purchase Agreement, which Hologen Option is exercisable at any time beginning on the date that the Hologen Acquisition completes (being the date of execution of the Share Purchase Agreement) and ending at 11:59 pm on the Hologen Option Termination Date (the “Hologen Option Exercise Period”).”

r)	Section 8.1 amended:	Section 8.1 is amended to read as follows: “MeiraGTx Option Grant. If Hologen does not exercise the Hologen Option during the Hologen Option Exercise Period in accordance with Section

6.5 such that the Hologen Option shall have lapsed, Hologen grants MeiraGTx the exclusive, irrevocable option, on the terms and conditions set forth in this Agreement, to purchase the MeiraGTx Option Shares from Hologen in exchange for a payment of either (i) [***], if such purchase is completed prior to the completion of the Hologen Acquisition or (ii) [***], if such purchase is completed on or following the completion of the Hologen Acquisition. The MeiraGTx Option is exercisable at any time beginning on the date that the Hologen Option Exercise Period expires (the “MeiraGTx Option Effective Date”) and ending at 11:59 pm on the MeiraGTx Option Termination Date (the “MeiraGTx Option Exercise Period”).”

s)	Section 10.1 amended:

Section 10.1 is amended to read as follows:

“Initial Contributions. Immediately following Completion, MeiraGTx shall subscribe for and the Company shall issue to MeiraGTx such number of Shares pro rata to its existing shareholding in the Company in consideration for a payment of [***] and Hologen shall subscribe for and the Company shall issue to Hologen such number of Shares pro rata to its existing shareholding in the Company in consideration for a payment of [***].”

t)	Section 11.1 amended:

Section 11.1 is amended to read as follows:

“Members. As of and subject to Completion, MeiraGTx shall hold such number of Shares constituting [***] of the entire issued share capital of the Company and Hologen shall hold the Pre-Completion Sale Shares, constituting [***] of the entire issued share capital of the Company.”

u)	Schedule 4.1 added:	A new Schedule 4.1 is inserted, a copy of which is appended to this deed at Annex A.
v)	Schedule 6.2 amended:	Schedule 6.2 is amended, to read as shown in the copy of the amended Schedule 6.2 which is appended to this deed at Annex B.
w)	Schedule 6.5 added:	A new Schedule 6.5 is inserted, a copy of which is appended to this deed at Annex C.

2.2

This deed shall constitute a valid amendment of the Framework Agreement, pursuant to Section 26 (Amendments to Agreement) thereof. Except as set out in Section 2.1 above, the Framework Agreement shall continue in full force and effect.

2.3	To the extent of any conflict between the terms of the Framework Agreement and this deed, the terms of this deed shall prevail.
3.	GOVERNING LAW

This deed and the rights of the Parties hereunder arising out of or related to this deed or the transactions contemplated hereunder shall be governed by and construed in accordance with the laws of England and Wales, without regard to any conflicts-of-laws principles that would cause the application of laws of any jurisdiction other than those of England and Wales.

4.	JURISDICTION

Each party irrevocably agrees that the Courts of England shall have exclusive jurisdiction in relation to any dispute or claim arising out of or in connection with this deed or its subject matter, existence, negotiation, validity, termination or enforceability (including non-contractual disputes or claims).

To the extent not prohibited by applicable law, each party hereto waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in the above-named court, any claim that such party is not subject personally to the jurisdiction of such court, that such party’s property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this deed or the subject matter thereof, may not be enforced in or by such court.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

Annex A

New Schedule 4.1

[***]

Annex B

Amended Schedule 6.2

SCHEDULE 6.2

COMPLETION ACTIONS

1.	MeiraGTx shall deliver or procure the delivery of:
1.1.	a copy of the Services Agreement duly executed by MeiraGTx UK Limited and the Company;
1.2.	a copy of the MeiraGTx Subscription Letter duly executed by MeiraGTx;
1.3.

a copy of the resolutions (whether in the form of minutes or written resolutions) passed by the board of MeiraGTx which approve and authorise the execution and completion of (i) this Agreement, (ii) the MeiraGTx Subscription Letter; and which approve the form of (iii) the Share Purchase Agreement, (iv) the Hologen Option Share Purchase Agreement and (v) the MeiraGTx Option Share Purchase Agreement.

2.	The Company shall deliver or procure delivery of written resolutions of the board of the Company which approve the following matters:
2.1.	the appointment of the initial MeiraGTx Directors and the initial Hologen Directors and the Chairperson of the Board of Directors of the Company;
2.2.	entry into the Services Agreement by the Company; and
2.3.

the instruction of the secretary of the Company to (i) file with the Registrar of Companies within the prescribed time limits the resolution passed to adopt the New Articles and all other appropriate resolutions and forms relating to the matters provided for in this paragraph 2 of this Schedule 6.2 and (ii) update the company books.

3.	Hologen shall deliver:
3.1.	a copy of the Hologen Subscription Letter duly executed by Hologen; and
3.2.	a copy of the resolutions (whether in the form of minutes or written resolutions) passed by the board of Hologen which approve and authorise the execution and completion of this Agreement.

Annex C

New Schedule 6.5

[***]

IN WITNESS WHEREOF, the parties intending to be bound have caused this deed to be executed and delivered as a DEED on the date specified at the beginning of this deed by their duly authorized representatives.

Executed as a DEED by	/s/ Richard Giroux

MEIRAGTX MANUFACTURING LIMITED	Director

acting by a director in the presence of:

Witness’ signature:	/s/ Robert Wollin

Name (print):	Robert Wollin

Occupation:	[***]

Address:	[***]

[Signature Page to Eurydice Deed of Amendment]

Executed as a DEED by	/s/ Richard Giroux

MEIRAGTX LIMITED	Director

acting by a director in the presence of:

Witness’ signature:	/s/ Robert Wollin

Name (print):	Robert Wollin

Occupation:	[***]

Address:	[***]

[Signature Page to Eurydice Deed of Amendment]

Executed as a DEED by	/s/ Henry Smith

HOLOGEN LIMITED	Director

acting by a director in the presence of:

Witness’ signature:	/s/ James Dumont-Gale

Name (print):	James Dumont-Gale

Occupation:	[***]

Address:	[***]

[Signature Page to Eurydice Deed of Amendment]